OFI Carlyle Private Credit Fund

Supplement dated May 24, 2019 to the Prospectuses and Statement of Additional Information

This supplement amends the prospectuses and statement of additional information (“SAI”) of OFI Carlyle Private Credit Fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the prospectuses and SAI and retain it for future reference.

On October 17, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of OFI Global Institutional, Inc. (“OFI”) and its subsidiaries, entered into an agreement with Invesco Ltd. (“Invesco”), a leading independent global investment management company, whereby Invesco agreed to acquire MassMutual’s asset management affiliate, OFI.  In turn, MassMutual and OFI’s employee shareholders would receive a combination of common and preferred equity consideration and MassMutual would become a significant shareholder in Invesco (the “Transaction”).  The Transaction closed on May 25, 2019 (the “Transaction Date”).

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), provides that any investment advisory agreement with a registered investment company, such as the Fund, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser.

As OC Private Capital, LLC, the Fund’s current investment adviser (the “Adviser”), is jointly owned by OFI and Carlyle Investment Management L.L.C., the acquisition of OFI by Invesco is considered an assignment for purposes of the 1940 Act.

As a result of the foregoing, the investment advisory agreement, dated as of January 30, 2019 (the “Current Advisory Agreement”), between the Fund and the Adviser, and the sub-advisory agreement, dated as of May 24, 2018 (the “Current Sub-Advisory Agreement” and, together with the Current Advisory Agreement, the “Current Agreements”), between the Adviser and Carlyle Global Credit Investment Management L.L.C., the Fund’s current investment sub-adviser (the “Sub-Adviser”), each terminated automatically on the Transaction Date.

At an in-person meeting of the Board of Trustees of the Fund (the “Board”) held on April 22, 2019, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, approved (i) a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and the Adviser, and (ii) a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”) between the Adviser and the Sub-Adviser. The Board also determined to recommend to the Fund’s shareholders that they approve the New Agreements. After considering the Board’s recommendation, the holders of a majority of the Fund’s outstanding voting securities as of April 23, 2019 approved the New Agreements by written consent, effective as of May 25, 2019.

The New Agreements are the same in all material respects to the Current Agreements.

Also, effective immediately, Invesco Distributors, Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, will replace OppenheimerFunds Distributor, Inc. as the Fund’s principal underwriter. The terms of the distribution agreement with Invesco Distributors, Inc. are materially the same as those of the Fund’s current distribution agreement. Accordingly, all references to OppenheimerFunds Distributor, Inc., in its capacity as the Fund’s principal underwriter, are hereby deleted and replaced with references to Invesco Distributors, Inc.

In addition, effective immediately, Invesco Investment Services, Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, will replace OFI Global Asset Management, Inc. as the Fund’s transfer agent. The terms of the transfer agent services agreement with Invesco Investment Services, Inc. are materially the same as those of the Fund’s current transfer agent services agreement. Accordingly, all references to OFI Global Asset Management, Inc., in its capacity as the Fund’s transfer agent, are hereby deleted and replaced with references to Invesco Investment Services, Inc. Furthermore, Invesco Investment Services, Inc. has entered into a new sub-transfer agency agreement with DST Systems, Inc. on materially similar terms as the Fund’s current sub-transfer agency agreement by which DST Systems, Inc. will continue to serve as the Fund’s sub-transfer agent.

Also, effective on or about the Transaction Date, the independent registered public accounting firm that was previously engaged as the principal accountant to audit the Fund’s financial statements, Ernst & Young LLP, has resigned as auditor for the Fund. Ernst & Young LLP’s reports on the financial statements for the Fund neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young LLP’s decision to resign as auditor for the Fund was based upon independence concerns in light of the Transaction due to its pre-existing relationship with Invesco and not based upon any issues related to the Fund’s audit. Since the Fund’s inception, there have been no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Fund’s financial statements. In addition, there were no “reportable events,” as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, that have occurred since the Fund’s inception.

Further information regarding the change of control transaction described herein and the New Agreements was included in an information statement filed with the Securities and Exchange Commission on May 3, 2019 and mailed to Fund shareholders on or about that date.

May 24, 2019	PS9920.002.0519